October 24, 2024 2024 Third Quarter Conference Call EXHIBIT 99.2

2 2 This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding: our plans, strategies and objectives for future operations; any projections of financial items including projections as to guidance and other outlook information; future operations expenditures; our ability to enter into, renew and/or perform commercial contracts; the spot market; our current work continuing; visibility and future utilization; our protocols and plans; energy transition or energy security; our spending and cost management efforts and our ability to manage changes; oil price volatility and its effects and results; our ability to identify, effect and integrate mergers, acquisitions, joint ventures or other transactions, including the integration of the Alliance acquisition and any subsequently identified legacy issues with respect thereto; developments; any financing transactions or arrangements or our ability to enter into such transactions or arrangements; our sustainability initiatives; future economic conditions or performance; our share repurchase program or execution; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions and the demand for our services; volatility of oil and natural gas prices; results from mergers, acquisitions, joint ventures or similar transactions; results from acquired properties; our ability to secure and realize backlog; the performance of contracts by customers, suppliers and other counterparties; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; the effectiveness of our sustainability initiatives and disclosures; human capital management issues; complexities of global political and economic developments; geologic risks; and other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law. INTRODUCTION Forward-Looking Statements

At Helix, our purpose is to enable energy transition through: Maximizing Existing Reserves Enhancing remaining production from existing oil and gas wells Lowering Decommissioning Costs Restoring the seabed in an environmentally safe manner Offshore Renewables & Wind Farms Transitioning our energy economy to a sustainable model

4 4 • Executive Summary (pg. 5) • Operational Highlights (pg. 8) • Key Financial Metrics (pg. 13) • 2024 Outlook (pg. 15) • Non-GAAP Reconciliations (pg. 20) • Questions and Answers PRESENTATION OUTLINE Agenda

5 Executive Summary

6 6 EXECUTIVE SUMMARY Summary of Results ($ in millions, except per share amounts, unaudited) Three Months Ended 9/30/24 9/30/23 6/30/24 9/30/24 9/30/23 Revenues 342 $ 396 $ 365 $ 1,003 $ 955 $ Gross profit 66 $ 81 $ 75 $ 161 $ 151 $ 19% 20% 21% 16% 16% Net income 30 $ 16 $ 32 $ 36 $ 17 $ Basic earnings per share 0.19 $ 0.10 $ 0.21 $ 0.23 $ 0.12 $ Diluted earnings per share $ 0.10 0.19 $ 0.21 $ 0.23 $ 0.11 $ Adjusted EBITDA1 Business segments 100 $ 116 $ 110 $ 266 $ 250 $ Corporate, eliminations and other (12) (20) (13) (35) (47) Adjusted EBITDA1 $ 96 88 $ 97 $ 232 $ 203 $ Cash and cash equivalents 324 $ 168 $ 275 $ 324 $ 168 $ Net Debt1 $ 59 (9) $ 44 $ (9) $ 59 $ Cash flows from operating activities2 $ 32 56 $ (12) $ 108 $ 58 $ Free Cash Flow1,2 $ 23 53 $ (16) $ 98 $ 42 $ Nine Months Ended 1 Adjusted EBITDA, Net Debt and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below 2 Cash flows from operating activities and Free Cash Flow for Q2 2024 and the nine months ended 9/30/24 include $58 million of the $85 million Alliance earn-out paid in cash in April 2024 Amounts may not add due to rounding

7 7 Financial Results • Net income of $30 million, $0.19 per diluted share • Adjusted EBITDA1 of $88 million • Operating cash flows of $56 million • Free Cash Flow1 of $53 million Financial Condition at September 30, 2024 • Cash and cash equivalents of $324 million • Liquidity2 of $399 million • Long-term debt3 of $315 million • Negative Net Debt1 of $9 million • ABL facility extended to August 2029 Operations • Arrival of Q4000 in Nigeria for six-month contract plus options • Robotics continued high utilization, performing renewables operations in three regions globally Commercial • Three-year contracts for both the Siem Helix 1 and the Siem Helix 2 with Petrobras in Brazil • Two-year well intervention contract with Shell in the Gulf of Mexico on the Q5000, 175-day minimum annual commitment beginning 2025 EXECUTIVE SUMMARY Third Quarter 2024 Highlights 1 Adjusted EBITDA, Free Cash Flow and Net Debt are non-GAAP financial measures; see non-GAAP reconciliations below 2 Liquidity is calculated as the sum of cash and cash equivalents and availability under Helix’s ABL facility 3 Long-term debt is presented net of unamortized discounts and deferred issuance costs 4 Revenue percentages net of intercompany eliminations Production Maximization 41% Decommissioning 45% Renewables 13% Other 1% Revenue By Market Strategy4 Quarter Ended September 30, 2024

8 Operational Highlights

OPERATIONAL HIGHLIGHTS

Segment Results

($ in millions, unaudited)	Three Months Ended						Nine Months Ended			
	9/30/24		9/30/23		6/30/24		9/30/24		9/30/23	
Revenues										
Well Intervention	$ 183		$ 225		$ 225		$ 624		$ 522	
Robotics	85		76		81		216		195	
Shallow Water Abandonment	72		87		51		149		213	
Production Facilities	21		24		25		70		69	
Intercompany eliminations	(17)		(17)		(17)		(56)		(44)	
Total	$ 342		$ 396		$ 365		$ 1,003		$ 955	
Gross profit (loss) %										
Well Intervention	$ 20	11%	$ 20	9%	$ 34	15%	$ 77	12%	$ 22	4%
Robotics	27	32%	23	30%	31	38%	66	30%	49	25%
Shallow Water Abandonment	11	15%	29	33%	2	3%	3	2%	58	27%
Production Facilities	9	41%	9	38%	10	39%	17	24%	24	35%
Eliminations and other	-		-		(1)		(2)		(2)	
Total	$ 66	19%	$ 81	20%	$ 75	21%	$ 161	16%	$ 151	16%
Utilization										
Well Intervention vessels	97%		92%		94%		94%		85%	
Robotics vessels	96%		97%		97%		90%		95%	
Robotics assets (ROVs and trenchers)	77%		67%		76%		70%		60%	
Shallow Water Abandonment vessels	76%		89%		58%		59%		75%	
Shallow Water Abandonment systems	25%		74%		27%		26%		74%	

Amounts may not add due to rounding

Third Quarter Utilization

Well Intervention

- Fleet utilization 97%
  - 100% in the GOM (includes 67 mobilization and transit days on the *Q4000*)
  - 97% in the North Sea and Asia Pacific (includes 38 mobilization and transit days on the *Q7000*)
  - 93% in Brazil
- 15K IRS 51% utilized in the GOM; 10K IRS 100% utilized on third-party vessel offshore Australia; ROAM idle

Production Facilities

- *Helix Producer I* operated at full rates
- Thunder Hawk wells shut in for most of the third quarter

Robotics

- 532 chartered vessel days (96% utilization)
- 249 integrated vessel trenching days
- 3,336 work class ROV days
- 77% overall ROV and trencher utilization

Shallow Water Abandonment

- Two hurricanes in GOM during Q3 reduced segment utilization by 12 days
- 73% liftboat, offshore supply vessel (OSV) and crewboat combined utilization
- 91% diving support vessel (DSV) utilization
- 88% utilization on the *Epic Hedron* heavy lift barge
- 607 days, or 25%, combined utilization on 20 plug and abandonment (P&A) systems and six coiled tubing (CT) systems

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OPERATIONAL HIGHLIGHTS

Well Intervention Utilization

- ***Q4000*** (GOM) – 100% utilized in Q3; completed production enhancement operations for customer in July and subsequently mobilized and transited to Nigeria for six months of contracted work; 100% utilization includes 67 days of paid transit and mobilization with related fees and costs deferred and recognized over the contract term beginning mid-October 2024
- ***Q5000*** (GOM) – 100% utilized in Q3; completed 15K production enhancement projects for two customers followed by a flowline remediation for one client and separate construction scopes for two customers
- ***Well Enhancer*** (North Sea) – 94% utilized in Q3; worked for two customers performing both production enhancement and decommissioning works; vessel incurred short gap between customers
- ***Seawell*** (North Sea) – 98% utilized in Q3; completed single well abandonment project followed by a diving campaign in Dutch Sector; subsequently conducting production enhancement work scope
- ***Q7000*** (Australia) – 100% utilized in Q3; completed two-well decommissioning program in Bass Strait followed by paid transit and mobilization to Northwest Australian Coast for production enhancement campaign; utilization includes 38 days paid transit and mobilization with related fees and costs deferred and expected to be recognized during Q4
- ***Siem Helix 1*** (Brazil) – 89% utilized in Q3; completed decommissioning scopes on four wells for Trident Energy; vessel incurred 10 days scheduled maintenance during the quarter
- ***Siem Helix 2*** (Brazil) – 98% utilized in Q3; performed decommissioning scopes on two wells and a first phase scope for future work on one well for Petrobras
- **15K IRS** – 51% utilized during Q3
- **10K IRS** – one system 100% utilized for a project in Australia
- **ROAM** – idle during Q3


Gulf of Mexico (Q4000 and Q5000)
88%
97%
79%
53%
82%
97%
98%
82%
100%
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24


North Sea & West Africa / Asia Pacific (Seawell, Well Enhancer and Q7000)
79%
99%
68%
97%
95%
89%
79%
100%
97%
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24


Brazil (Siem Helix 1 and Siem Helix 2)
99%
92%
97%
97%
97%
99%
100%
99%
93%
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24

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OPERATIONAL HIGHLIGHTS

Robotics Utilization

- ***Grand Canyon II*** (Asia Pacific) – 100% utilized in Q3; performed windfarm support work for various projects offshore Taiwan followed by ROV support project in Malaysia
- ***Grand Canyon III*** (North Sea) – 100% utilized in Q3; performed renewables and oil and gas trenching projects for three customers
- ***Shelia Bordelon*** (GOM / US East Coast) – 100% utilized in Q3; performed various US East Coast windfarm support projects
- ***North Sea Enabler*** (North Sea) – 78% utilized in Q3; performed oil and gas trenching for one customer
- ***Glomar Wave*** (North Sea) – 100% utilized in Q3; performed ROV support services for a renewables site clearance project
- **Spot Vessel** – 92 days of utilization on the *Siem Topaz* during Q3; performed renewables trenching work offshore Taiwan
- **Trenching** – 249 integrated vessel trenching days[1] on renewables and oil and gas trenching projects on the *Grand Canyon III*, *North Sea Enabler* and *Siem Topaz*; 92 days stand-alone trenching on the i-Plough on a third-party vessel


Vessel Operations
376
176
332
160
295
66
435
194
506
276
463
271
333
85
528
232
532
249
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Total Vessel Days
Integrated Vessel Trenching Days[1]


ROV Utilization
66%
2,738
58%
2,491
56%
2,310
58%
2,419
67%
2,837
68%
2,893
58%
2,425
76%
3,242
77%
3,336
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Total ROV Days
Total ROV utilization (%)[2]

[1] Integrated vessel trenching days represents trenching activities utilizing Helix trenchers on Helix-chartered vessels and excludes stand-alone trenching operations on the i-Plough on third-party vessels of 90 days, 58 days, 49 days and 92 days during Q1 2023, Q2 2023, Q2 2024 and Q3 2024, respectively

[2] Total ROV utilization includes 42, 40 and 39 work class ROVs during 2021, 2022 and 2023-2024, respectively, and four trenchers during 2021; IROV boulder grabs placed into service end of Q3 2022 and Q1 2024; two trenchers placed into service late Q4 2022 and one trencher retired from service Q1 2024

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OPERATIONAL HIGHLIGHTS

Shallow Water Abandonment Utilization

Q3 activity levels reflect seasonal improvements to most asset classes despite two hurricanes in the Gulf of Mexico affecting utilization by 12 days; overall activity levels continue to be reflective of weaker Gulf of Mexico shelf market in 2024

Offshore

- **Liftboats** – nine liftboats with combined utilization of 62% in Q3 performing make-safe, well abandonment, pipeline abandonment, CT, wireline, construction support, production support and dive support operations
- **OSVs** – six OSVs and one crew boat with combined utilization of 86% in Q3

Energy Services

- **P&A Systems** – 542 days utilization, or 29%, on 20 P&A systems in Q3
- **CT Systems** – 65 days utilization, or 12%, on six CT systems in Q3

Diving & Heavy Lift

- ***Epic Hedron*** – 88% utilized in Q3
- **DSVs** – three DSVs with combined utilization of 91% in Q3


P&A and CT Systems
100%
80%
60%
40%
20%
0%
71% 80% 77% 92% 84% 65% 29% 26% 29%
30% 26% 44% 56% 47% 36% 17% 30% 12%
Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24
P&A Systems[1]
CT Systems[1]


Heavy Lift
100%
80%
60%
40%
20%
0%
41% 0% 14% 79% 100% 76% 0% 46% 88%
Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24
Heavy Lift Derrick Barge


Liftboats and OSVs
100%
80%
60%
40%
20%
0%
72% 69% 86% 88% 85% 80% 58% 57% 62%
95% 74% 39% 76% 91% 71% 35% 62% 86%
Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24
Liftboats[2]
OSVs and Crew Boat


Diving
100%
80%
60%
40%
20%
0%
86% 63% 31% 53% 93% 46% 19% 53% 91%
Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24
Diving Vessels

[1] Systems utilization includes six CT systems; 14 P&A systems during Q3 2022, 15 P&A systems from Q4 2022 to August 2023 and 20 P&A systems beginning September 2023
[2] Liftboat utilization includes ten liftboats during Q3-Q4 2022 and nine liftboats beginning Q1 2023

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13 Key Financial Metrics

14 14 Total funded debt† of $324 million at 9/30/24 • $300 million Senior Notes due 2029 – 9.75% • $24 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 KEY FINANCIAL METRICS Debt Instrument Profile † Excludes $9 million of remaining unamortized debt discount and issuance costs $0 $9 $10 $5 $300 $0 $50 $100 $150 $200 $250 $300 2024 2025 2026 2027 2028 2029 Principal Payment Schedule at 9/30/24 ($ in millions) MARAD 2029 Senior Notes $254 $187 $332 $324 $(305) $(264) $(362) $(315) $305 $285 $431 $399 $22 $(75) $(30) $9 ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash Long-term debt Liquidity Net Debt 12/31/21 12/31/22 12/31/23 9/30/24 Debt and Liquidity Profile at 9/30/24 ($ in millions) 1 Cash includes cash and cash equivalents but excludes restricted cash at December 31, 2021 of $74 million and December 31, 2022 of $3 million 2 Long-term debt net of debt issuance costs 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s ABL facility and excludes restricted cash 4 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below 1 2 3 4 Amounts may not add due to rounding

15 2024 Outlook

2024 OUTLOOK

Forecast

Key Financial Metrics

($ in millions)		2024 Outlook		2023 Actual
Revenues	$	1,300 - 1,365	$	1,290
Adjusted EBITDA[1]		280 - 310		273
Free Cash Flow[1,2]		120 - 150		134
Capital Additions[3]		55 - 70		90
Revenue Split:				
Well Intervention	$	815 - 850	$	733
Robotics		275 - 290		258
Shallow Water Abandonment		190 - 200		275
Production Facilities		85 - 90		88
Eliminations		(65)		(64)
Total Revenue	**$**	**1,300 - 1,365**	**$**	**1,290**

1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below

2 Free Cash Flow in 2024 includes $58 million paid in Q2 related to the Alliance acquisition earn-out

3 Capital Additions include regulatory certification costs for our vessels and systems as well as other capital expenditures

Key Forecast Drivers

Our remainder of the year outlook will be affected by the timing and extent of the winter weather seasonal impact to our operations in addition to the following expected key drivers:

Well Intervention

- GOM – *Q4000* Nigeria six-month campaign that began October 2024
- North Sea – seasonal utilization on the *Well Enhancer* and *Seawell*
- Brazil – *Siem Helix 2* transition to new Petrobras contract

Robotics

- Seasonal utilization in the North Sea and Asia Pacific on chartered vessels

Shallow Water Abandonment

- Seasonal utilization of shallow water operations on the GOM shelf

Production Facilities

- Thunder Hawk and Droshky duration of well shut-ins

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17 17 2024 Capital additions are forecasted at approximately $55 – $70 million: • Capital additions1 during Q3 included approximately $4 million for regulatory certification costs for our vessels and systems, which are reported in operating cash flows, and approximately $3 million for capital expenditures • Year-to-date capital additions of approximately $39 million • Capital additions during the remainder of 2024 are expected to be approximately $15 – $30 million for regulatory recertification costs of our vessels and systems and for capital expenditures Free Cash Flow2 • Free Cash Flow outlook includes approximately $55 – $70 million of capital spending, $58 million of the Alliance earn-out, $24 million of cash interest, and cash taxes expected between $15 - $20 million • Working capital expected to be impacted by seasonality and the timing of payments related to extended mobilizations Balance Sheet • No share repurchases during Q3; targeting share repurchases of $20 - $30 million in 2024 under our share repurchase program; year to date repurchases of $10 million • No significant debt maturities until 2029 2024 OUTLOOK Capital Additions, Cash Flow & Balance Sheet 1 Capital additions represents total accrued capital additions; total cash capital spending was approximately $12 million during Q3 and $40 million year-to-date 2 Free Cash Flow is a non-GAAP financial measure; see non-GAAP reconciliations below

18 18 Well Intervention • Q4000 (Gulf of Mexico / West Africa) – contracted work in Nigeria commenced mid-October and expected into Q2 2025 • Q5000 (Gulf of Mexico) – contracted work through Q4 2024 with high expected utilization • Well Enhancer (North Sea) – contracted work through November, seasonal slowdown and scheduled maintenance expected during December • Seawell (North Sea) – expected to remain utilized to mid November followed by seasonal slowdown • Q7000 (Asia Pacific / Brazil) – Australia campaign expected through end of October; vessel subsequently scheduled to transit to Brazil for multi-well decommissioning contract expected to commence Q1 2025 • Siem Helix 1 (Brazil) – under decommissioning contract for Trident Energy through late November 2025 • Siem Helix 2 (Brazil) – contracted decommissioning and production enhancement work for Petrobras through mid-December 2024 followed by expected idle period through remainder of year preparing for new three-year Petrobras contract anticipated to begin January 2025 • IRS rental units (Global) – 15K IRS expected to be idle in Q4; 10K IRS operating offshore Australia expected through Q4 2024; second IRS expected to be available in 2025 Shallow Water Abandonment • Liftboats – expect utilization on five to seven liftboats during remainder of year • OSVs – expect utilization on four to six OSVs during remainder of year • P&A Systems – expect utilization on five to seven P&A systems remainder of year • CT Systems – expect utilization on one to three CT systems during remainder of year • DSVs – expect utilization on all three diving vessels through November • Epic Hedron – expected seasonal utilization into November Robotics • Grand Canyon II (Asia Pacific) – vessel expected to be fully utilized providing ROV support on oil and gas project offshore Malaysia through early December 2024 • Grand Canyon III (North Sea) – vessel expected to be fully utilized for remainder of year performing trenching for oil and gas and renewables projects • Shelia Bordelon (US) – vessel working for renewables windfarm customer on US East Coast expected into November; further spot opportunities identified for remainder of year once vessel transits back to Gulf of Mexico • Siem Topaz (Taiwan) – vessel working on offshore windfarm project utilizing T1400-1 trencher and contracted to remain in Taiwan through end of trenching season mid-December • North Sea Enabler (North Sea) – vessel expected to be fully utilized during remainder of year performing trenching work • Glomar Wave (North Sea) – vessel expected to complete renewables site clearance work end of October and subsequently pursue ROV support opportunities over remainder of Q4 • Trenchers (Global) – six trenchers with expected three ongoing working trencher spreads: two in the North Sea and one in Asia Pacific; remaining trenchers currently available in spot market • ROVs (Global) – expect strong ROV utilization in the Gulf of Mexico and seasonal slowdown in the North Sea and Asia Pacific during Q4 Production Facilities • Thunder Hawk – wells expected to be shut in into 2025 • Droshky – unplanned shut in expected to be approximately six weeks through mid-November 2024 OUTLOOK Segments Outlook

19 19 We continue execution of our Energy Transition business strategy: Production Maximization, Decommissioning and Renewables • Increasing cash generation expected in this current environment • Annual maintenance capex anticipated to average approximately $70 – $80 million for foreseeable future Well Intervention Rate increases expected to increase EBITDA $60 - $100 million in 2025 vs. 2024 • Q7000 under decommissioning contract with Shell in Brazil expected into 2026 with options at improved rates • Three-year contracts with Petrobras on the SH1 and SH2 • SH1 on contract with Trident at improved rates through late November 2025, followed by Petrobras at improved rates through 2028 with options • SH2 on contract with Petrobras through 2028 with options • Q4000 and Q5000 expected strong utilization: multi-year Shell GOM contract on the Q5000 at improved rates, committed 175 days per year with options beginning 2025; Nigeria contract on the Q4000 into 2025 • Seawell and Well Enhancer expected seasonal utilization in the North Sea; winter North Sea utilization or campaigns in the Mediterranean Sea providing upside potential Robotics • Anticipate continued strong renewables trenching market • Expect continued renewables site clearance project opportunities and deployment of second boulder grab and second dedicated site-clearance chartered vessel, Trym • Expect continued tight ROV market, with some winter seasonality in the North Sea and Asia Pacific regions Shallow Water Abandonment • Expect seasonal Gulf of Mexico shallow water decommissioning market • Lower activity in 2024 as producers plan work on boomerang wells; increasing activity levels expected in 2025 Production Facilities • HP I evergreen contract; annual near-term renewals expected • HWCG contract through at least Q1 2026 with expected renewals Balance Sheet • Currently no significant debt maturities until 2029 • $120 million revolving credit facility in place through 2029 • Expect continued execution of share repurchase program Beyond 2024

20 Non-GAAP Reconciliations

NON-GAAP RECONCILIATIONS

Non-GAAP Reconciliations

($ in thousands, unaudited)	Three Months Ended 9/30/24	Three Months Ended 9/30/23	Three Months Ended 6/30/24	Nine Months Ended 9/30/24	Nine Months Ended 9/30/23	Year Ended 12/31/23
Reconciliation from Net Income (Loss) to Adjusted EBITDA:						
Net income income (loss)	$ 29,514	$ 15,560	$ 32,289	$ 35,516	$ 17,495	$ (10,838)
Adjustments:						
Income tax provision	9,520	8,337	14,725	22,547	9,631	18,352
Net interest expense	5,689	4,152	5,891	17,057	12,567	17,338
Other expense, net	49	8,257	382	2,647	10,553	3,590
Depreciation and amortization	42,904	43,249	43,471	132,728	120,013	164,116
EBITDA	87,676	79,555	96,758	210,495	170,259	192,558
Adjustments:						
(Gain) loss on disposition of assets	(100)	-	-	50	(367)	(367)
Acquisition and integtation costs	-	-	-	-	540	540
Change in fair value of contingent consideration	-	16,499	-	-	31,319	42,246
Losses related to convertible senior notes	-	-	-	20,922	-	37,277
General provision for current expected credit losses	45	331	137	39	1,020	1,149
Adjusted EBITDA	$ 87,621	$ 96,385	$ 96,895	$ 231,506	$ 202,771	$ 273,403
Free Cash Flow:						
Cash flows from operating activities	$ 55,731	$ 31,611	$ (12,164)	$ 108,051	$ 57,720	$ 152,457
Less: Capital expenditures, net of proceeds from asset sales and insurance recoveries	(3,086)	(8,245)	(3,989)	(10,317)	(15,800)	(18,659)
Free Cash Flow	$ 52,645	$ 23,366	$ (16,153)	$ 97,734	$ 41,920	$ 133,798
Net Debt:						
Long-term debt and current maturities of long-term debt	$ 314,673	$ 227,257	$ 318,629	$ 314,673	$ 227,257	$ 361,722
Less: Cash and cash equivalents and restricted cash	(324,120)	(168,370)	(275,066)	(324,120)	(168,370)	(332,191)
Net Debt	$ (9,447)	$ 58,887	$ 43,563	$ (9,447)	$ 58,887	$ 29,531

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22 22 NON-GAAP RECONCILIATIONS Non-GAAP Definitions Non-GAAP Financial Measures We define EBITDA as earnings before income taxes, net interest expense, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gains or losses on disposition of assets, acquisition and integration costs, gains or losses related to convertible senior notes, the change in fair value of contingent consideration and the general provision (release) for current expected credit losses, if any. We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from asset sales and insurance recoveries (related to property and equipment), if any. Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash. We use EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures. See reconciliation of the non-GAAP financial information presented in this press release to the most directly comparable financial information presented in accordance with GAAP. We have not provided reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures due to the challenges and impracticability with estimating some of the items without unreasonable effort, which amounts could be significant.

2023 Corporate Sustainability Report Sustainability continues to drive our business strategy and decision-making with a renewed focus on our commitment to energy security and participation in the world’s energy transition. Through maximizing existing reserves, decommissioning, and renewable energy support, our services lay the foundation for this transformation. Our 2023 Corporate Sustainability Report details our Greenhouse Gas Emissions and reduction targets and is designed to align and be guided by the Task Force for Climate-Related Financial Disclosure (TCFD) voluntary reporting framework, the Applicable Value Reporting Foundation’s Sustainability Accounting Standards Board (SASB) - Oil and Gas Services Standard, Institutional Shareholder Services (ISS), Sustainalytics and the Global Reporting Initiative (GRI). Read our 2023 Corporate Sustainability Report

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